                                                                   EXHIBIT 10.36


                   AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT


                 THIS AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT ("Amendment No. 1") is entered into as of January 25, 1996 by and among Cybernet Holding, Inc., a Delaware corporation (the "Company"), the stockholders of the Company (collectively, the "Original Stockholders") named on Appendix 1 attached to the Stockholders' Agreement dated as of December 8, 1995 (the "Stockholders' Agreement") and Anthony S. Harrington.

                 WHEREAS, the Company and the Original Stockholders desire to amend the Stockholders' Agreement to add Anthony S. Harrington as a party thereto.

                 NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Appendix 1 attached to the Stockholders' Agreement is hereby deleted and replaced in its entirety by Appendix 1 attached hereto.

                 2. All references to "Stockholder" and "Stockholders" in the Stockholders' Agreement shall be deemed to include the Original Stockholders and Anthony S. Harrington.

                 3. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties, agreements and conditions of the Stockholders' Agreement shall remain unchanged and in full force and effect.

                 4. This Amendment No. 1, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

                 5. From and after the execution of this Amendment No. 1 by the parties hereto, any reference to the Stockholders' Agreement shall be deemed to be a reference to the Stockholders' Agreement as amended hereby.

                 6. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Stockholders' Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1, or have caused this Amendment No. 1 to be duly executed on their behalf, as of the day and year first above written.

[Corporate Seal]                         CYBERNET HOLDING, INC.

Attest:

/s/  Felix L. Boccucci                   /s/ Clarence J. Prestwood
--------------------------------         ----------------------------------
                                         By:  Clarence J. Prestwood
                                         Name:
                                         Title:  President

                                         ITC HOLDING COMPANY, INC.

Attest:

                                         /s/ J. Douglas Cox
--------------------------------         -------------------------
                                         By:  J. Douglas Cox
                                         Name:
                                         Title:  CFO


                                         SOUTH ATLANTIC VENTURE FUND III,
                                         LIMITED PARTNERSHIP
                                            SOUTH ATLANTIC VENTURE PARTNERS III,
                                            LIMITED PARTNERSHIP, GENERAL PARTNER
Attest:

                                         /s/ Donald W. Burton
--------------------------------         -------------------------
                                         By:  Donald W. Burton
                                         Name:
                                         Title:  Managing General Partner


                                         MPX SYSTEMS, INC.

Attest:

/s/ Billie Kay Morris                    /s/ M. J. Blackwell
--------------------------------         -------------------------
                                         By:
                                         Name:  M. J. Blackwell
                                         Title:  Exec. Vice Pres.

                            {1 of 2 signature pages}

                                     PLANT CELLULAR RSA 14, INC.

Attest:

/s/ Vernon Ingram                    /s/ Betty A. Gleaton
---------------------------------    -------------------------------
                                     By:
                                     Name:  Betty A. Gleaton
                                     Title:  President


                                     /s/ William B. Blount
                                     -------------------------------
                                     William B. Blount


                                     /s/ O. Gene Gabbard
                                     -------------------------------
                                     O. Gene Gabbard

                                     /s/ Clarence J. Prestwood
                                     -------------------------------
                                     Clarence J. Prestwood


                                     /s/ Felix L. Boccucci, Jr.
                                     -------------------------------
                                     Felix A. Boccucci -- Raymond James &
                                     Associates, Custodian


                                     /s/ Marcus Richard Luke
                                     -------------------------------
                                     Marcus Richard Luke


                                     /s/ Anthony S. Harrington
                                     -------------------------------
                                     Anthony S. Harrington

                            {2 of 2 signature pages}

                                   Appendix 1

                                The Stockholders


                                                    Class of                 Number of
                                                    --------                 ---------
 Stockholder                                    Equity Securities            Shares Owned
 -----------                                    -----------------            ------------
 ITC HOLDING, INC.                               Preferred Stock                   4,000
 1239 O. G. Skinner Drive
 West Point, Georgia  31833
 c/o William H. Scott, III

 SOUTH ATLANTIC VENTURE FUND                     Preferred Stock                   3,000
 III, LIMITED PARTNERSHIP
 614 West Bay Street, Suite 200
 Tampa, Florida  33606
 c/o Donald W. Burton


 MPX SYSTEMS, INC.                               Preferred Stock                     200
 440 Knox Abbott Drive, Suite 240
 Cayce, South Carolina  29033
 c/o Michael D. Blackwell


 PLANT CELLULAR RSA 14, INC.                     Preferred Stock                     200
 1703 U.S. Highway 82 West
 Tifton, Georgia  31794-5158
 c/o Betty Gleaton

 WILLIAM B. BLOUNT                               Preferred Stock                     200
 Blount, Parrish & Roton
 P.O. Box 5210
 10 Court Square
 Montgomery, Alabama  36104


 O. GENE GABBARD                                 Preferred Stock                     100
 102 Marseille Place
 Cary, North Carolina  27511

 CLARENCE J. PRESTWOOD                           Preferred Stock                      10
 1239 O. G. Skinner Drive
 West Point, Georgia  31833

 FELIX L. BOCCUCCI - RAYMOND                     Preferred Stock                      10
 JAMES & ASSOCIATES, CUSTODIAN
 1239 O. G. Skinner Drive
 West Point, Georgia  31833


 MARCUS RICHARD LUKE                             Preferred Stock                      10
 1239 O. G. Skinner Drive
 West Point, Georgia  31833

 ANTHONY S. HARRINGTON                           Preferred Stock                      50
 6820 Oxford Road
 Easton, MD  21601